UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party Other than the Registrant ☐

Check the Appropriate Box

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12.

Rush Enterprises, Inc.

(Name of registrant as specified in its charter)

(Name of persons(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RUSH ENTERPRISES, INC.

55 IH-35 South, Suite 500

New Braunfels, Texas 78130

Supplement to the Proxy Statement

for the 2023 Annual Meeting of Shareholders

to be held Tuesday, May 16, 2023

This supplement, dated April 28, 2023 (the “Supplement”), supplements the definitive proxy statement of Rush Enterprises, Inc., a Texas corporation (“Rush”), dated April 17, 2023 (the “Proxy Statement”), and is furnished to Rush’s shareholders in connection with the solicitation of proxies on behalf of the Board of Directors of Rush for Rush’s 2023 Annual Meeting of Shareholders to be held on Tuesday, May 16, 2023, or any postponement or adjournment thereof (the “2023 Annual Meeting”). This Supplement is being filed with the U.S. Securities and Exchange Commission and is first being made available to Rush’s shareholders on or about April 28, 2023. The Proxy Statement and this Supplement are available free of charge at http://materials.proxyvote.com.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

This Supplement updates, and to the extent inconsistent therewith, supersedes, the disclosure in the Proxy Statement to reflect that (i) Proposal 4 of the Proxy Statement, which seeks shareholder approval of an amendment to Rush’s Restated Articles of Incorporation to increase the number of shares of Class A Common Stock from 60,000,000 to 105,000,000 (“Proposal 4”), and (ii) Proposal 5 of the Proxy Statement, which seeks shareholder approval of an amendment to Rush’s Restated Articles of Incorporation to increase the number of shares of Class B Common Stock from 20,000,000 to 35,000,000 (“Proposal 5”), are each “routine” matters, and as such are eligible for discretionary voting by brokers and other nominees under applicable rules.

Pursuant to the New York Stock Exchange (“NYSE”) rules, if you hold your shares through a broker or other nominee (i.e. in “street name”) and do not instruct such broker or other nominee on how to vote your shares, your broker or other nominee is not permitted to vote your shares in its discretion on “non-routine” matters, but is permitted to vote your shares in its discretion on “routine” matters. Although Rush shares of Common Stock are listed for trading on the NASDAQ® Global Select Market, brokerage firms and nominees that are members of the NYSE generally abide by the rules of the NYSE with respect to matters regarding the exercise of discretion in the voting of shares on behalf of beneficial owners of those shares. Accordingly, you should expect that your broker or nominee will follow the rules of the NYSE in determining whether it has discretion to vote your shares in the absence of written voting instructions from you.

In the Proxy Statement, we described Proposal 4 and Proposal 5 as “non-routine” matters. We have since determined that Proposal 4 and Proposal 5 are both “routine” matters. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker with respect to those proposals, under applicable NYSE rules, your broker or other nominee CAN vote your shares with respect Proposal 4 and Proposal 5.

The second paragraph in the subsection titled “What is a broker non-vote?” on page 5 of the Proxy Statement in the section titled “GENERAL INFORMATION REGARDING THE ANNUAL MEETING” is hereby revised in its entirety to read as follows:

The proposal to elect the seven director nominees (Proposal No. 1), the proposal to approve the amendment and restatement of the Company’s 2007 LTIP (Proposal No. 2), the proposal to approve the amendment and restatement of the Company's 2004 ESPP (Proposal No. 3), the advisory vote to approve executive compensation (Proposal No. 6) and the advisory vote on the frequency of future advisory votes on executive compensation (Proposal No. 7) are considered non-routine matters. Consequently, a nominee will not be able to vote shares of the Company’s Common Stock held in “street name” without the beneficial owner’s specific voting instructions on these proposals. Because brokers, banks and other nominees will not be able to vote on these proposals without voting instructions from beneficial owners, we encourage all shareholders that hold shares through a bank, broker or other nominee to provide voting instructions to such parties to ensure that their shares are voted at the Annual Meeting. The proposal to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 105,000,000 (Proposal No. 4), the proposal to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class B Common Stock from 20,000,000 to 35,000,000 (Proposal No. 5), and the proposal to ratify the appointment of EY as the Company’s independent registered public accounting firm for the 2023 fiscal year (Proposal No. 8) are considered routine matters, and a nominee is permitted to exercise discretionary voting power with respect to these proposals.

The fourth bullet point in the subsection titled “What shareholder approval is necessary for approval of the proposals?” on page 6 of the Proxy Statement in the section titled “GENERAL INFORMATION REGARDING THE ANNUAL MEETING” is hereby revised in its entirety to read as follows:

● Approval of the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 105,000,000

The affirmative vote of the holders of shares of Class A Common Stock having a majority of the votes entitled to vote on such matter, voting as a separate class, is required to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 105,000,000. Abstentions will have the same effect as a vote against the proposal with respect to the separate class vote.

In addition, the affirmative vote of the holders of the shares of Class A Common Stock and Class B Common Stock, taken together, having a majority of the votes entitled to vote on such matter, is also required to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 105,000,000. With respect to the aggregate vote of the shares of Class A Common Stock and Class B Common Stock, abstentions will have the same effect as votes against this proposal.

The fifth bullet point in the subsection titled “What shareholder approval is necessary for approval of the proposals?” on page 6 of the Proxy Statement in the section titled “GENERAL INFORMATION REGARDING THE ANNUAL MEETING” is hereby revised in its entirety to read as follows:

● Approval of the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class B Common Stock from 20,000,000 to 35,000,000

The affirmative vote of the holders of shares of Class B Common Stock having a majority of the votes entitled to vote on such matter, voting as a separate class, is required to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class B Common Stock from 20,000,000 to 35,000,000. Abstentions will have the same effect as a vote against the proposal with respect to the separate class vote.

In addition, the affirmative vote of the holders of the shares of Class A Common Stock and Class B Common Stock, taken together having a majority of the votes entitled to vote on such matter, is also required to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class B Common Stock from 20,000,000 to 35,000,000. With respect to the aggregate vote of the shares of Class A Common Stock and Class B Common Stock, abstentions will have the same effect as votes against this proposal.

The subsection titled “If my shares are held in “street name,” will my broker bank or other nominee vote my shares for me?” on page 8 of the Proxy Statement in the Section titled “GENERAL INFORMATION REGARDING THE ANNUAL MEETING” is hereby revised in its entirety to read as follows:

Brokers, banks and other nominees who do not have instructions from their “street name” customers may not use their discretion in voting their customers’ shares on “non‑routine” matters. The proposals to: (a) elect the seven director nominees (Proposal No. 1); (b) approve the amendment and restatement of the Company’s 2007 LTIP (Proposal No. 2); (c) approve the amendment and restatement of the Company's 2004 ESPP (Proposal No. 3); (d) conduct an advisory vote to approve executive compensation (Proposal No. 6); and (e) conduct an advisory vote on the frequency of future advisory votes on executive compensation (Proposal No. 7), are considered non-routine matters. The proposals to (a) approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 105,000,000 (Proposal No. 4); (b) approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class B Common Stock from 20,000,000 to 35,000,000 (Proposal No. 5), and (c) ratify the appointment of EY as the Company’s independent registered public accounting firm (Proposal No. 8), are considered routine matters and, therefore, if beneficial owners fail to give voting instructions, nominees will have discretionary authority to vote such shares of our Common Stock with respect to these proposals. You should follow the instructions provided by your nominee in directing your nominee on how to vote your shares.

The second to last paragraph in the subsection titled “4. Approval of the Certificate of Amendment to the Restated Articles of Incorporation of the Company to Increase the Number of Authorized Shares of Class A Common Stock from 60,000,000 to 105,000,000” on page 36 of the Proxy Statement in the section titled “PROPOSALS” is hereby revised in its entirety to read as follows:

Under Texas law and the Company’s Restated Articles of Incorporation, the affirmative vote of the holders of shares of Class A Common Stock, having a majority of the votes entitled to vote on such matter, voting as a separate class, is required to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 105,000,000. Abstentions will have the same effect as a vote against the proposal with respect to this separate class vote. In addition, the affirmative vote of the holders the shares of Class A Common Stock and Class B Common Stock, taken together, having a majority of the votes entitled to vote on such matter, is also required to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock from 60,000,000 to 105,000,000. With respect to the aggregate vote of the shares of Class A Common Stock and Class B Common Stock, abstentions will have the same effect as a vote against this proposal.

The second to last paragraph in the subsection titled “5. Approval of the Certificate of Amendment to the Restated Articles of Incorporation of the Company to Increase the Number of Authorized Shares of Class B Common Stock from 20,000,000 to 35,000,000” on page 38 of the Proxy Statement in the section titled “PROPOSALS” is hereby revised in its entirety to read as follows:

Under Texas law and the Company’s Restated Articles of Incorporation, the affirmative vote of the holders of Class B Common Stock having a majority of the votes entitled to vote on such matter, voting as a separate class, is required to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class B Common Stock from 20,000,000 to 35,000,000. Abstentions will have the same effect as a vote against the proposal with respect to this separate class vote. In addition, the affirmative vote of the holders of the shares of Class A Common Stock and Class B Common Stock, taken together, having a majority of the votes entitled to vote on such matter, is also required to approve the Certificate of Amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Class B Common Stock from 20,000,000 to 35,000,000. With respect to the aggregate vote of the shares of Class A Common Stock and Class B Common Stock, abstentions will have the same effect as a vote against this proposal.

Except to the extent described in this Supplement, none of the items or information contained in the Proxy Statement are affected by this Supplement. This Supplement does not provide all of the information that is important to your voting decisions at the 2023 Annual Meeting. The Proxy Statement contains other important additional information. We encourage you to carefully read this Supplement together with the Proxy Statement in their entirety.